UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 2, 2016 (November 28, 2016)

EverBank Financial Corp

(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

904-281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 28, 2016, EverBank Financial Corp, a Delaware corporation (the “Company”) and Sageview Partners, L.P. (the “Selling Stockholder”) entered into an Underwriting Agreement with UBS Securities LLC (the “Underwriter”) pursuant to which the Selling Stockholder agreed to sell to the Underwriter 7,012,230 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Selling Stockholder completed its public offering of the shares of Common Stock on December 2, 2016.

The sale of the Common Stock by the Selling Stockholder was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-205243) (the “Registration Statement”), including a prospectus supplement dated November 28, 2016, filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended, to the prospectus contained in the Registration Statement, dated June 26, 2015.

Following the sale by the Selling Stockholder of the Common Stock in the public offering, it ceased to own any shares of the Company’s Common Stock.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 28, 2016, by and among the Company, Sageview Partners, L.P., and UBS Securities LLC

5.1	Legal Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp

By:	/s/ Jean-Marc Corredor
	Name:	Jean-Marc Corredor
	Title:	Senior Vice President, Associate General Counsel and Assistant Secretary

Dated: December 2, 2016

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 28, 2016, by and among the Company, Sageview Partners, L.P., and UBS Securities LLC

5.1	Legal Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).